UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DOMINO’S PIZZA, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Your Vote Counts!
DOMINO’S PIZZA, INC. ATTN: CORPORATE SECRETARY 30 FRANK LLOYD WRIGHT DRIVE ANN ARBOR, MI 48105	DOMINO’S PIZZA, INC. 2025 Annual Meeting Vote by April 22, 2025 11:59 PM ET

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You invested in DOMINO’S PIZZA, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* April 23, 2025 10:00 AM ET
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/DPZ2025

*Please check the meeting materials for any special requirements for meeting attendance.

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 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items				Recommends

1.	Election of Directors
Nominees:
	01) David A. Brandon	04) Corie S. Barry	07) James A. Goldman
	02) C. Andrew Ballard	05) Diane L. Cafritz	08) Patricia E. Lopez
	03) Andrew B. Balson	06) Richard L. Federico	09) Russell J. Weiner

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2025 fiscal year.

3.	Advisory vote to approve the compensation of the named executive officers of the Company.

4.	Approval of the adoption of the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement.

5.	Approval of the adoption of the Company’s Amended and Restated Certificate of Incorporation to provide shareholders the right to call a special meeting at a 25% threshold.

6.	Shareholder proposal regarding shareholder right to call a special meeting at a 15% threshold.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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